Duplicate

                             Memorandum of Amendment
                 Attached to the Building Space Lease Agreement
               Bangkok International Airport and Regional Airports
                       No. 4/2545, dated February 12, 2001
                                  1st Amendment


         This memorandum is made at the Airports Authority of Thailand on April 30, 2002 between the Airports Authority of Thailand, by Flight Lieutenant M.L. Yom Ngonrot, Director of Bangkok International Airport acting for Managing Director of the Airports Authority of Thailand, hereinafter called, the "lessor" on one party and King Power Duty Free Co., Ltd., registered as a juristic person as a limited company under the Civil and Commercial Code, with head office at No. 989, 26th-27th Floors, Siam Tower, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, by Mr. Viratana Suntaranond, authorized to oblige King Power Duty Free Co., Ltd., according to the Certificate of Bangkok Company/Partnership Registration Office, No. 2235, dated February 15, 2002, hereinafter called, "lessee" on the other party.

         Whereas the lessor agrees to lease out and the lessee agrees to lease space in Bangkok International Airport and regional airports under the lessor's jurisdiction according to Agreement No. 4/2545, dated February 12, 2001 for 3 years from January 1, 2002 to December 31, 2004 or the date on which the New Bangkok International Airport (Nong Ngu Hao Airport) is opened to service, whichever comes first,

         And whereas the lessor and the lessee agree to change the Area Numbers of the leased premises and layout of the leased premises as follows:

         -        changing  the leased space in Chiang Mai Airport from Area No.
                  1B 108 to 1B 118 with the same space size
         - canceling the layout of the leased premises on sheets No. 15, 16 and 20
         - canceling the lease of Area No. 1A 123 of 8 square meters and Area No. 1A 233 of 9.50 square meters in Chiang Mai Airport from January 1, 2002.

         Therefore, the lessor and lessee agree to make this memorandum as follows:

         Section 1. Sheets No. 2, 15, 16 and 20 in Appendix A attached to Agreement No. 4/2545, dated February 12, 2001 shall be repealed and replaced with Sheets No. 1, 2, 3, and 4 in Appendix A attached to this memorandum and appeared as Sheets No. 2, 15, 16 and 20 in Appendix A attached to the said Agreement.

         Section 2. . Other statements in Agreement No. 4/2545, dated February 12, 2001 asides from what's specified in Section 1 of this memorandum shall continue to be enforceable.

         Section 3. This memorandum shall go into effect on January 1, 2002 onwards.

         This memorandum is made in duplicated copies. Both parties, having read and understood it entire, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.


The Lessor                               The Lessee
----------                               ----------

F. Lt. ..... Signed ....                 .... Signed ....
(M.L. Yom Ngonrot)                       (Mr. Viratana Suntaranond)
                                         (Seal of King Power Duty Free Co.,Ltd.)

Witness                                  Witness
-------                                  -------

..... Signed ....                         .... Signed ....
(Mr. Krit Phakhakit)                     (Miss Sarinthorn Chongchaidejwong)


                                                                      Appendix A

                Details of Lease Premises, Lease Period, Rents,
                       Fees and Layout of Leased Premises
          Attached to Memorandum of Amendment to Agreement No. 4/2545,
                            dated February 12, 2001
                                  1st Amendment

                                                                     Sheet No. 1

-------------- --------------- ------------ ------------- ------------- --------------- ----------- --------------------------------
  Leased           Area in      Rent Rate    Total Rents   Service Fee   Building/Land   Indemnity           Lease Period
 Premises       Square Meters   Baht/Month   Baht/Month      Bt/Month      Tax (Bt/M       Bt/Day
-------------- --------------- ------------ ------------- ------------- --------------- ----------- --------------------------------
                                                                                                          From              To
-------------- --------------- ------------ ------------- ------------- --------------- ----------- --------------- ----------------
Building space in Chiang Mai Airport
====================================---------------------------------------------------------------
- No. 1 B 118           21.00       450.00      9,450.00      1,417.50        1,181.25      803.25
-------------- --------------- ------------ ------------- ------------- --------------- -----------
- No. 1 B 203           42.00       450.00     18,900.00      2,835.00        2,362.50    1,606.50
-------------- --------------- ------------ ------------- ------------- --------------- -----------

-------------- --------------- ------------ ------------- ------------- --------------- ----------- In  line   with  the  terms  and
Building space in Hat Yai Airport                                                                   conditions,  Clause  1.2  in the
=================================------------------------ ------------- --------------- ----------- Agreement
- No. 1314              34.50       450.00     15,525.00      2,328.75        1,940.63    1,319.63
-------------- --------------- ------------ ------------- ------------- --------------- -----------
- No. 2310              24.00       450.00     10,800.00      1,620.00        1,350.00      918.00
-------------- --------------- ------------ ------------- ------------- --------------- -----------

-------------- --------------- ------------ ------------- ------------- --------------- -----------
Building space in Phuket Airport
================================------------------------- ------------- --------------- -----------
- No. AI 103            85.00       450.00     38,250.00      5,737.50        4,781.25    3,251.25
-------------- --------------- ------------ ------------- ------------- --------------- -----------
- No. DI 201           106.32       450.00     47,844.00      7,176.60        5,980.50    4,066.74
-------------- --------------- ------------ ------------- ------------- --------------- -----------

-------------- --------------- ------------ ------------- ------------- --------------- ----------- --------------------------------